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                                                                    Exhibit 99.b


                 BANKAMERICA CORPORATION AND SUBSIDIARIES AND
                CONTINENTAL BANK CORPORATION AND SUBSIDIARIES
             HISTORICAL AND PRO FORMA COMBINED RATIOS OF EARNINGS
                  TO FIXED CHARGES AND RATIOS OF EARNINGS TO
             COMBINED FIXED CHARGES AND PREFERRED STOCK DIVIDENDS


     The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. The ratio of earnings to combined fixed charges and preferred stock dividends is computed by dividing earnings by the sum of fixed charges and preferred stock dividend requirements. Earnings consist primarily of income
(loss) before income taxes adjusted for fixed charges. Fixed charges consist primarily of interest expense on short- and long-term borrowings and one-third (the portion deemed representative of the interest factor) of net rents under long-term leases.

     The following table sets forth (i) the historical ratios of earnings to fixed charges and the ratios of earnings to combined fixed charges and preferred stock dividends for the periods indicated for BankAmerica Corporation and its consolidated subsidiaries ("BAC") and for Continental Bank Corporation and its consolidated subsidiaries ("Continental") and (ii) the pro forma combined ratios of earnings to fixed charges and ratios of earnings to combined fixed charges and preferred stock dividends for the periods indicated, giving effect to the merger provided for in the Restated Agreement and Plan of Merger dated as of January 27, 1994 between BAC and Continental (the "Merger") as if it had been consummated on January 1, 1993. The pro forma combined ratios do not give effect to the proposed BAC acquisitions of Liberty Bank and United Mortgage Holding Company and subsidiaries as these transactions were not considered significant to BAC and subsidiaries. The pro forma combined ratios have been calculated using the pro forma combined financial information for the six months ended June 30,1994 and for the year ended December 31, 1993, and should be read in conjunction with and are qualified in their entirety by such pro forma combined financial information at Exhibit 99.a of BAC's report on Form 8-K dated August 11, 1994, and the consolidated financial statements, including the accompanying notes, of BAC and Continental included in their respective 1993 Form 10-Ks and second quarter 1994 Form 10-Qs and elsewhere in BAC's report on Form 8-K dated August 11, 1994. Pro forma adjustments made to arrive at the pro forma combined ratios are based on the purchase method of accounting and a preliminary allocation of the purchase price. However, changes to the adjustments already included in the pro forma combined ratios set forth on the following pages are expected as evaluations of assets and liabilities are completed and additional information becomes available. In addition, the results of operations of Continental subsequent to June 30, 1994 will affect the allocation of the purchase price. Accordingly, the final pro forma combined ratios are expected to differ from those set forth on the following pages.

      The pro forma combined ratios are intended for informational purposes and are not necessarily indicative of the future ratios of earnings to fixed charges and ratios of earnings to combined fixed charges and preferred stock dividends of the combined company or the ratios of earnings to fixed charges and ratios of earnings to combined fixed charges and preferred stock dividends of the combined company that would have actually occurred had the Merger been effective on January 1, 1993.

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




                  BANKAMERICA CORPORATION AND SUBSIDIARIES AND
                 CONTINENTAL BANK CORPORATION AND SUBSIDIARIES
      Historical and Pro Forma Combined Ratio of Earnings to Fixed Charges


                                                                     Six Months Ended June 30, 1994
                                                                ---------------------------------------
                                                                        Historical
                                                            ---------------------------------    Pro Forma
(dollar amounts in millions)                                        BAC        Continental        Combined
                                                               --------        -----------        --------
EXCLUDING INTEREST ON DEPOSITS

Fixed charges:
     Interest expense (other
         than interest on deposits)                              $  676              $  151         $  820
     Interest factor in rent expense                                 53                   4             57
     Other                                                            2                   -              2
                                                              ---------           ---------      ---------
                                                                 $  731              $  155         $  879
                                                                 ======              ======         ======

Earnings:
     Income from operations                                      $1,038              $  140         $1,135
     Applicable income taxes                                        754                   9            813
     Fixed charges                                                  731                 155            879
     Other                                                          (35)                  -            (35)
                                                                -------            --------        -------
                                                                 $2,488              $  304         $2,792
                                                                 ======              ======         ======

Ratio of earnings to fixed charges,
     excluding interest on deposits                                3.40                1.96           3.18

INCLUDING INTEREST ON DEPOSITS

Fixed charges:
     Interest expense                                            $2,126              $  345         $2,455
     Interest factor in rent expense                                 53                   4             57
     Other                                                            2                   -              2
                                                               --------            --------       --------
                                                                 $2,181             $   349         $2,514
                                                                 ======              ======         ======

Earnings:
     Income from operations                                      $1,038              $  140         $1,135
     Applicable income taxes                                        754                   9            813
     Fixed charges                                                2,181                 349          2,514
     Other                                                          (35)                  -            (35)
                                                               --------            --------       --------
                                                                 $3,938              $  498         $4,427
                                                                 ======              ======         ======

Ratio of earnings to fixed charges,
     including interest on deposits                                1.81                1.43           1.76

                     See notes attached to this exhibit.

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
                  BANKAMERICA CORPORATION AND SUBSIDIARIES AND
                 CONTINENTAL BANK CORPORATION AND SUBSIDIARIES
          Historical and Pro Forma Combined Ratio of Earnings to Combined
                  Fixed Charges and Preferred Stock Dividends


                                                                      Six Months Ended June 30, 1994
                                                                ---------------------------------------
                                                                       Historical
                                                          ------------------------------------   Pro Forma
(dollar amounts in millions)                                        BAC        Continental        Combined
                                                               --------        -----------        --------
EXCLUDING INTEREST ON DEPOSITS

Fixed charges and preferred dividends:
     Interest expense (other
         than interest on deposits)                              $  676             $  151          $  820
     Interest factor in rent expense                                 53                  4              57
     Preferred dividend requirements(a)                             209                 17             237
     Other                                                            2                  -               2
                                                              ---------           --------       ---------
                                                                 $  940             $  172          $1,116
                                                                 ======             ======          ======

Earnings:
     Income from operations                                      $1,038             $  140          $1,135
     Applicable income taxes                                        754                  9             813
     Fixed charges                                                  731(b)             172(c)          879(b)
     Other                                                          (35)                 -             (35)
                                                                -------             ------          ------
                                                                 $2,488             $  321          $2,792
                                                                 ======             ======          ======

Ratio of earnings to combined fixed charges
     and preferred stock dividends, excluding
     interest on deposits                                          2.65               1.87            2.50

INCLUDING INTEREST ON DEPOSITS

Fixed charges and preferred dividends:
     Interest expense                                            $2,126             $  345          $2,455
     Interest factor in rent expense                                 53                  4              57
     Preferred dividend requirements(a)                             209                 17             237
     Other                                                            2                  -               2
                                                                -------            -------         -------
                                                                 $2,390             $  366          $2,751
                                                                 ======             ======          ======

Earnings:
     Income from operations                                      $1,038             $  140          $1,135
     Applicable income taxes                                        754                  9             813
     Fixed charges                                                2,181(b)             366(c)        2,514(b)
     Other                                                          (35)                 -             (35)
                                                              ---------            -------        --------
                                                                 $3,938             $  515          $4,427
                                                                 ======             ======          ======

Ratio of earnings to combined fixed charges
     and preferred stock dividends, including
     interest on deposits                                          1.65               1.41            1.61

                     See notes attached to this exhibit.

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
                  BANKAMERICA CORPORATION AND SUBSIDIARIES AND
                 CONTINENTAL BANK CORPORATION AND SUBSIDIARIES
     Historical and Pro Forma Combined Ratio of Earnings to Fixed Charges

                                                                       Year Ended December 31, 1993
                                                                 ----------------------------------------
                                                                       Historical
                                                                 -------------------------       Pro Forma
(dollar amounts in millions)                                        BAC        Continental        Combined
                                                                 ------        -----------       ---------
EXCLUDING INTEREST ON DEPOSITS

Fixed charges:
     Interest expense (other
         than interest on deposits)                              $1,215             $  266          $1,472
     Interest factor in rent expense                                112                  7             119
     Other                                                            2                  -               2
                                                                 ------             ------          ------
                                                                 $1,329             $  273          $1,593
                                                                 ======             ======          ======

Earnings:
     Income from operations                                      $1,954             $  258          $2,108
     Applicable income taxes                                      1,474                (18)          1,577
     Fixed charges                                                1,329                273           1,593
     Other                                                          (39)                 -             (39)
                                                                 ------             ------          ------
                                                                 $4,718             $  513          $5,239
                                                                 ======             ======          ======

Ratio of earnings to fixed charges
     excluding interest on deposits                                3.55               1.88            3.29

INCLUDING INTEREST ON DEPOSITS

Fixed charges:
     Interest expense                                            $4,186             $  657          $4,797
     Interest factor in rent expense                                112                  7             119
     Other                                                            2                  -               2
                                                                 ------             ------          ------
                                                                 $4,300             $  664          $4,918
                                                                 ======             ======          ======

Earnings:
     Income from operations                                      $1,954             $  258          $2,108
     Applicable income taxes                                      1,474                (18)          1,577
     Fixed charges                                                4,300                664           4,918
     Other                                                          (39)                 -             (39)
                                                                 ------             ------          ------
                                                                 $7,689             $  904          $8,564
                                                                 ======             ======          ======

Ratio of earnings to fixed charges,
     including interest on deposits                                1.79               1.36            1.74

                      See notes attached to this exhibit.


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
                  BANKAMERICA CORPORATION AND SUBSIDIARIES AND
                 CONTINENTAL BANK CORPORATION AND SUBSIDIARIES
        Historical and Pro Forma Combined Ratio of Earnings to Combined
                  Fixed Charges and Preferred Stock Dividends


                                                                      Year Ended December 31, 1993
                                                                ---------------------------------------
                                                                       Historical
                                                             ---------------------------------   Pro Forma
(dollar amounts in millions)                                        BAC        Continental        Combined
                                                               --------        -----------        --------
EXCLUDING INTEREST ON DEPOSITS

Fixed charges and preferred dividends:
     Interest expense (other
         than interest on deposits)                              $1,215             $  266          $1,472
     Interest factor in rent expense                                112                  7             119
     Preferred dividend requirements(a)                             423                 34             481
     Other                                                            2                  -               2
                                                              ---------           --------       ---------
                                                                 $1,752             $  307          $2,074
                                                                 ======             ======          ======

Earnings:
     Income from operations                                      $1,954             $  258          $2,108
     Applicable income taxes                                      1,474                (18)          1,577
     Fixed charges                                                1,329(b)             307(c)        1,593(b)
     Other                                                          (39)                 -             (39)
                                                                -------             ------          ------
                                                                 $4,718             $  547          $5,239
                                                                 ======             ======          ======

Ratio of earnings to combined fixed charges
     and preferred stock dividends, excluding
     interest on deposits                                          2.69               1.78            2.53

INCLUDING INTEREST ON DEPOSITS

Fixed charges and preferred dividends:
     Interest expense                                            $4,186             $  657          $4,797
     Interest factor in rent expense                                112                  7             119
     Preferred dividend requirements(a)                             423                 34             481
     Other                                                            2                  -               2
                                                                -------            -------         -------
                                                                 $4,723             $  698          $5,399
                                                                 ======             ======          ======

Earnings:
     Income from operations                                      $1,954             $  258          $2,108
     Applicable income taxes                                      1,474                (18)          1,577
     Fixed charges                                                4,300(b)             698(c)        4,918(b)
     Other                                                          (39)                 -             (39)
                                                              ---------            -------        --------
                                                                 $7,689             $  938          $8,564
                                                                 ======             ======          ======

Ratio of earnings to combined fixed charges
     and preferred stock dividends, including
     interest on deposits                                          1.63               1.34            1.59

                     See notes attached to this exhibit.

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
                  BANKAMERICA CORPORATION AND SUBSIDIARIES AND
                 CONTINENTAL BANK CORPORATION AND SUBSIDIARIES
                                    Notes to
   Historical and Pro Forma Combined Ratios of Earnings To Fixed Charges and
                Ratios of Earnings to Combined Fixed Charges and
                           Preferred Stock Dividends

(a) Preferred dividend requirements represent pretax earnings necessary to cover preferred dividends declared during the six months ended June 30, 1994 of $121 million by BAC, $17 million by Continental, and $138 million on a pro forma combined basis. In addition, preferred dividends declared during the year ended December 31, 1993 were $241 million for BAC, $34 million for Continental, and $275 million on a pro forma combined basis.

(b) Excluding preferred dividend requirements.

(c) Including preferred dividend requirements.

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